October 31, 2011

CITIZENSSELECT FUNDS

Supplement to Combined Prospectus

dated September 1, 2011

            The following information replaces all contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide:”

Each fund’s NAV is calculated at the following time on days the New York Stock Exchange, or the transfer agent, as to CitizensSelect Money Market Fund only, is open for regular business:

CitizensSelect Money Market Fund                                       5:00 p.m.

CitizensSelect Treasury Money Market Fund                        3:00 p.m.

All times are Eastern Standard time.

Investors should disregard any other reference to an NAV Calculation time disclosed in the Prospectus under the sub-sections “How to Buy Shares” and “How to Sell Shares” other than those NAV Calculation times listed above.